                        ANNUAL REPORT AUGUST 31, 2000

                                 OPPENHEIMER

                             CAPITAL INCOME FUND


                                   [PHOTO]


                           [OPPENHEIMER FUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS


 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 8  Fund Performance

13  FINANCIAL
    STATEMENTS

38  INDEPENDENT
    AUDITORS' REPORT

39  Federal
    Income Tax
    Information

40  Officers and Trustees


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

WE TOOK ADVANTAGE OF CONVERTIBLE SECURITIES TO GAIN EXPOSURE TO GROWTH EQUITY MARKETS, as well as ongoing income.

Many investors appear to be SEARCHING FOR ATTRACTIVE VALUATIONS IN THE CURRENT MARKET.



AVERAGE ANNUAL
TOTAL RETURNS*
For the 1-Year Period
Ended 8/31/00*

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
7.24%         1.07%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
6.34%         1.61%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
6.40%         5.46%

*SEE NOTES ON PAGE 12 FOR FURTHER DETAILS.

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Capital Income Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Capital Income Fund


PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

       We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

       In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

       Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have


                        1 OPPENHEIMER CAPITAL INCOME FUND
begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

       What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

       At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

       In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ JAMES C. SWAIN           /s/ BRIDGET A. MACASKILL
James C. Swain               Bridget A. Macaskill
September 22, 2000


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.

                       2 OPPENHEIMER CAPITAL INCOME FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
John Doney
Michael Levine


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED AUGUST 31, 2000?


A. Oppenheimer Capital Income Fund achieved its primary goal of providing income to shareholders by maintaining its targeted dividend level over the one-year period. The Fund's secondary objectives are to preserve capital and provide capital appreciation. Both of these objectives were also met. Preservation of shareholder capital was achieved over the period, and the Fund provided reasonable capital appreciation during the second half of its fiscal year.

WHAT WERE THE MARKET CONDITIONS THAT MADE MANAGING THE FUND SO DIFFICULT THIS YEAR?

Essentially, the Fund operated in two distinct markets. Over the first six months of the reporting period, we experienced a market in which most value stocks, the type of securities in which the Fund typically invests, suffered severe declines. In the second half of the period, many of these stocks rebounded as investors began to realize that many of them were undervalued, given their current earnings and prospects for future growth.

WHY DO YOU BELIEVE THE MARKET BEHAVED AS IT DID?

During the first six months of the reporting period, we witnessed an enormous disparity between the performance of value and growth stocks. Growth stocks were propelled primarily by the technology sector, which experienced tremendous growth in revenues and future business prospects. As investor sentiment grew more feverish, value stocks declined--although, in most cases, their earnings remained as solid as ever.


                       3 OPPENHEIMER CAPITAL INCOME FUND

"We believe that recent market events have helped to turn investor attention back to the solid fundamentals of value stocks."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

   By March 2000, valuations in technology stocks had risen to such heights that investors became concerned that such prices might not be sustainable. Due to these concerns about valuation, and because of an absence of meaningful earnings in many technology stocks, many investors reduced their growth positions and turned their attention to value stocks. Another factor that contributed to this change in investor attitude was the anti-trust case against Microsoft Corp., which compelled the market to reexamine the risks of holding technology stocks. A third event that significantly affected the environment was the widespread opinion among investors that perhaps the Federal Reserve (the Fed) had finally ended its series of interest rate increases for the near future. All of these factors have affected the market of late, potentially increasing investors' focus on value stocks.

DID YOU DO ANYTHING TO ADAPT TO THIS INVESTMENT ENVIRONMENT?

During the first half of the reporting period, we took measures to help compensate for the wide disparity between growth and value. We shifted the Fund's exposure by a small degree to the technology and broadcasting sectors of the market, which are traditionally growth areas. We accomplished this by buying stocks and purchasing convertible securities. Holding convertible securities permitted the Fund to assume an equity position while generating meaningful income. Apart from this move, we did not believe we could improve performance by simply moving out of one value sector and into another. Even though earnings were frequently solid, value stocks as a group were declining. No one industry fared significantly better than any other.

                       4 OPPENHEIMER CAPITAL INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/00(1)

Class A

1-Year  5-Year 10-Year
4.96%   11.84% 12.04%

Class B        Since
1-Year  5-Year Inception
5.57%   12.01% 11.47%

Class C        Since
1-Year  5-Year Inception
9.58%   N/A    12.69%


WHAT ABOUT THE LAST SIX MONTHS OF THE REPORTING PERIOD? WHICH SECTORS OR INDIVIDUAL HOLDINGS PROVED TO BE YOUR TOP PERFORMERS?

Interestingly, some of the sectors that performed negatively from September to February proved to be our biggest contributors during the turnaround we enjoyed from March to August. The tobacco industry, for one, which suffered from the same condition that affected virtually all value stocks last fall, was also hurt by the aftershocks of a class action lawsuit, in which a Florida jury ruled against the industry. However, as investors rediscovered value stocks in March and April, tobacco was at the forefront of the ensuing market rebound. Furthermore, our sizable position in Nabisco Group Holdings Corp. proved to be especially fortuitous, as the company was acquired by R.J. Reynolds Tobacco Holdings, Inc., at a significant premium to its prior trading range.

   Another stock market sector that has recovered nicely this year is utilities--in particular, Enron Corp. and Dynegy, Inc. Both of these companies are benefitting from the deregulation of the energy market. Rather than generate and provide power in a limited geographic area, as is the case with traditional power companies, Enron and Dynegy serve as "energy wholesalers." Such organizations sell excess power capacity throughout North America.

   Lastly, the financial sector also contributed to the Fund's positive performance. Financial stocks, including banks and insurance companies, recovered substantially during this period.

1. See page 12 for further details.

                       5 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

OPPENHEIMER CAPITAL INCOME FUND ALSO INVESTS IN BONDS. WAS THE MARKET FOR BONDS AS PROBLEMATIC AS THAT FOR EQUITIES?

We had reduced our bond holdings by the middle of 1999 in anticipation of the likelihood that the Fed would probably raise interest rates. As a result, when rates did increase, the Fund did not sustain severe negative effects. In the spring of 2000, the U.S. Treasury began buying back its 30-year securities in an effort to reduce its debt. As a result, lack of supply in long-term Treasury bonds pushed up these bonds' prices and decreased their yields. The result was that shorter term Treasuries offered higher yields than did their longer term counterparts. We seized this opportunity to increase yield for our shareholders, while reducing risk, by shortening the duration of the portfolio.

WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU SEE FOR THE FUND IN THE IMMEDIATE FUTURE?

We're optimistic. We believe there are a large number of undervalued stocks in the market and that investors will seek them out as alternatives to overpriced holdings in the technology and Internet sectors. In fact, the flow of funds into value-oriented mutual funds has improved noticeably over the past few months, indicating that many investors may be searching for attractive valuations. In addition, while the Fed may continue to adjust interest rates in the future, its biggest moves appear to be behind us. This bodes well for banks, the industry in which the Fund maintains its largest position. In environments such as the current one, banks tend to benefit from spreads between the relatively low interest rates they pay on deposits and the higher interest rates they charge on outstanding loans. Valuations are also attractive throughout the industry, as many banks are continuing to generate good earnings growth.


                       6 OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO ALLOCATION(2)
[PIE CHART]
- Stocks                 78.7%
- Bonds                  21.3

   For these reasons, we believe that Oppenheimer Capital Income Fund will offer attractive opportunities for income-oriented investors in the coming months. Providing shareholders with income and offering useful portfolio diversification are two more reasons why Oppenheimer Capital Income Fund continues to be an important part of The Right Way to Invest.

TOP FIVE COMMON STOCK INDUSTRIES(3)
-----------------------------------------------------------
Banks                                                 14.8%
-----------------------------------------------------------
Diversified Financial                                  5.7
-----------------------------------------------------------
Oil: Domestic                                          4.8
-----------------------------------------------------------
Gas Utilities                                          4.5
-----------------------------------------------------------
Insurance                                              3.9

TOP TEN COMMON STOCK HOLDINGS(3)
-----------------------------------------------------------
Citigroup, Inc.                                        4.0%
-----------------------------------------------------------
Bank of America Corp.                                  2.4
-----------------------------------------------------------
Clear Channel Communications, Inc.                     2.2
-----------------------------------------------------------
Chase Manhattan Corp.                                  2.0
-----------------------------------------------------------
Dynegy, Inc.                                           1.9
-----------------------------------------------------------
Enron Corp.                                            1.8
-----------------------------------------------------------
Fleet Boston Financial Corp.                           1.8
-----------------------------------------------------------
First Union Corp.                                      1.7
-----------------------------------------------------------
Nabisco Group Holdings Corp.                           1.6
-----------------------------------------------------------
Philip Morris Cos., Inc.                               1.6
-----------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets.

                       7 OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The Fund operated in two distinct markets during the fiscal year that ended August 31, 2000. Over the first six months of the reporting period, the market favored growth stocks over the value stocks in which the Fund invests. Over the second half of the reporting period, value stocks appreciated, as investors began to realize that many of these securities were undervalued, given their earnings and future prospects. We believe this trend will continue, as investors seek alternatives to largely overpriced holdings in technology and other growth areas.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until August 31, 2000. In the case of Class A shares, performance is measured over a 10-year period, and in the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad-based index of U.S. equity securities widely regarded as a general measure of the performance of the U.S. equity securities


                       8 OPPENHEIMER CAPITAL INCOME FUND
market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction cost, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which does not include debt securities.

                       9 OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--   Oppenheimer Capital Income Fund (Class A)

--   S&P 500

[The following table was originally a linegraph in the printed materials.]

Oppenheimer Capital
Income Fund (Class A)             S&P 500
$10000                             $9425
  8627                              8851
  9400                              9117
 10763                              9880
 10737                              9771
 11310                             10301
 12257                             10692
 11948                             10530
 12175                             10775
 12559                             11034
 13190                             11446
 13765                             12232
 13831                             12581
 14188                             13035
 14516                             13112
 13967                             12624
 14025                             12662
 14709                             13200
 14707                             12749
 16137                             13657
 17676                             14648
 19079                             15762
 20227                             16307
 21312                             17054
 22268                             17373
 21734                             17327
 25371                             19835
 26628                             20817
 28714                             21437
 30564                             23113
 32602                             24589
 35945                             26374
 37516                             27267
 33046                             24537
 40324                             27676
 43048                             27401
 45406                             28427
 46200                             27243
 48748                             26378
 48096                             24904
 50160                             27922
 53733                             29214

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/00(2)

1-Year 1.07%   5-Year 12.42%   Life 11.71%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--   Oppenheimer Capital Income Fund (Class B)

--   S&P 500

[The following table was originally a linegraph in the printed materials.]

                             Oppenheimer Capital
                S&P 500      Income Fund (Class B)
8/17/93         $10000          $10000
9/30/93          10133           10299
12/31/93         10160           10538
3/31/94           9764           10139
6/30/94           9765           10181
9/30/94          10162           10678
12/31/94          9792           10676
3/31/95          10474           11714
6/30/95          11216           12831
9/30/95          12039           13850
12/31/95         12434           14683
3/31/96          12971           15471
6/30/96          13188           16165
8/31/96(1)       13141           15777
11/30/96         15014           18417
2/28/97          15714           19330
5/31/97          16142           20844
8/31/97          17369           22187
11/30/97         18455           23667
2/28/98          19758           26093
5/31/98          20371           27233
8/31/98          18292           23988
11/30/98         20612           29272
2/28/99          20359           31249
5/31/99          21087           32961
8/31/99          20167           33537
11/30/99         19527           35387
2/29/00          18436           34913
5/31/00          20669           36412
8/31/00          21626           39006

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/00(2)

1-Year 1.61%   5-Year 12.59%   Life 11.58%

THE PERFORMANCE INFORMATION FOR S&P 500 IN THE GRAPHS BEGINS ON 6/30/90 FOR CLASS A, 8/31/93 FOR CLASS B AND 10/31/95 FOR CLASS C.

1. The Fund changed its fiscal year end from 6/30 to 8/31.

2. See page 12 for further details.


                       10 OPPENHEIMER CAPITAL INCOME FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Capital Income Fund (Class C)

--  S&P 500

                    Oppenheimer Capital
        S&P 500     Income Fund (Class B)
       $10000           $10000
        10401            10420
        11064            10864
        11627            11050
        11391            11001
        13297            12569
        13957            13169
        15050            13525
        16019            14554
        17088            15458
        18840            16541
        19663            17067
        17320            15327
        21135            17259
        22563            17048
        23799            17658
        24215            16882
        25550            16320
        25208            15384
        26290            17209
        28163            17964

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/00(2)

1-Year 5.46%   Life 12.88%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.


                       11 OPPENHEIMER CAPITAL INCOME FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST
PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY, FROM TIME TO TIME, BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A The inception date of the Fund was 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      12 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 2000

                                                                                                            MARKET VALUE
                                                                                   SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--67.1%
------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--2.1%
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%
Dexter Corp.                                                                       91,500                   $ 5,409,937
------------------------------------------------------------------------------------------------------------------------
Engelhard Corp.                                                                   485,000                     9,093,750
                                                                                                            ------------
                                                                                                             14,503,687

------------------------------------------------------------------------------------------------------------------------
PAPER--1.6%
International Paper Co.                                                           380,560                    12,130,350
------------------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.(1)                                                  657,142                     8,624,989
------------------------------------------------------------------------------------------------------------------------
Sonoco Products Co.                                                               637,580                    12,313,264
------------------------------------------------------------------------------------------------------------------------
Westvaco Corp.                                                                    287,450                     7,868,944
------------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                  122,600                     5,677,912
                                                                                                            ------------
                                                                                                             46,615,459

------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.8%
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
CommScope, Inc.(1)                                                               175,000                      4,364,062
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.6%
Coflexip SA, Sponsored ADR                                                        57,500                      3,415,859
------------------------------------------------------------------------------------------------------------------------
Republic Services, Inc.(1)                                                       900,000                     13,162,500
                                                                                                            ------------
                                                                                                             16,578,359

------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.0%
Cooper Industries, Inc.                                                          137,500                      4,855,469
------------------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                    324,200                     12,501,962
------------------------------------------------------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)                                            125,000                      5,914,062
------------------------------------------------------------------------------------------------------------------------
Packaging Corp. of America(1)                                                    425,000                      4,967,187
------------------------------------------------------------------------------------------------------------------------
Pall Corp.                                                                       692,700                     14,806,462
------------------------------------------------------------------------------------------------------------------------
Photronics, Inc.(1)                                                              100,000                      2,931,250
------------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                          575,000                     32,775,000
------------------------------------------------------------------------------------------------------------------------
Veeco Instruments, Inc.(1)                                                        92,500                      8,290,312
                                                                                                            ------------
                                                                                                             87,041,704

------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--1.6%
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--1.3%
AT&T Corp.                                                                       150,000                      4,725,000
------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., Cl. A(1)                                                          3,279                         51,849
------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.(1)                                       80,000                      4,130,000
------------------------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                                         375,000                     12,562,500
------------------------------------------------------------------------------------------------------------------------
Verizon Communications                                                           347,000                     15,137,875
------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                                                 67,500                      2,463,750
                                                                                                            ------------
                                                                                                             39,070,974

------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.3%
SBC Communications, Inc.                                                         245,000                     10,228,750


                       13 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                            MARKET VALUE
                                                                                  SHARES                      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--3.1%
------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.7%
Dana Corp.                                                                       100,000                    $ 2,468,750
------------------------------------------------------------------------------------------------------------------------
Ford Motor Co.                                                                   437,043                     10,570,978
------------------------------------------------------------------------------------------------------------------------
Snap-On, Inc.                                                                    261,750                      8,065,172
                                                                                                            ------------
                                                                                                             21,104,900

------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES--0.6%
Dun & Bradstreet Corp.                                                           188,200                      6,210,600
------------------------------------------------------------------------------------------------------------------------
H&R Block, Inc.                                                                  312,500                     11,210,937
                                                                                                            ------------
                                                                                                             17,421,537

------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.3%
Harrah's Entertainment, Inc.(1)                                                  200,000                      5,675,000
------------------------------------------------------------------------------------------------------------------------
Host Marriott Corp.                                                              160,000                      1,710,000
                                                                                                            ------------
                                                                                                              7,385,000

------------------------------------------------------------------------------------------------------------------------
MEDIA--0.5%
Deluxe Corp.                                                                     300,000                      6,600,000
------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                                110,000                      9,405,000
                                                                                                            ------------
                                                                                                             16,005,000

------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.3%
Family Dollar Stores, Inc.                                                       475,000                      8,550,000
------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.7%
Abercrombie & Fitch Co., Cl. A(1)                                                150,000                      3,478,125
------------------------------------------------------------------------------------------------------------------------
AutoNation, Inc.(1)                                                              425,000                      2,762,500
------------------------------------------------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                                            85,000                      2,204,687
------------------------------------------------------------------------------------------------------------------------
CSK Auto Corp.(1,2)                                                            1,500,000                      8,156,250
------------------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                             175,000                      4,025,000
                                                                                                            ------------
                                                                                                             20,626,562

------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--8.7%
------------------------------------------------------------------------------------------------------------------------
BROADCASTING--3.1%
Charter Communications, Inc., Cl. A (1)                                          450,000                      6,890,625
------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)                                            888,900                     64,334,137
------------------------------------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares(1)                                       125,000                      3,617,187
------------------------------------------------------------------------------------------------------------------------
Infinity Broadcasting Corp., Cl. A(1)                                            280,000                     10,605,000
------------------------------------------------------------------------------------------------------------------------
RCN Corp.(1)                                                                     275,000                      6,668,750
                                                                                                            ------------
                                                                                                             92,115,699

------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.2%
Viacom, Inc., Cl. B(1)                                                           105,000                      7,067,812
------------------------------------------------------------------------------------------------------------------------
FOOD--1.8%
Heinz (H.J.) Co.                                                                 175,000                      6,671,875
------------------------------------------------------------------------------------------------------------------------
Nabisco Group Holdings Corp.                                                   1,675,000                     47,004,687
                                                                                                            ------------
                                                                                                             53,676,562


                       14 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                            MARKET VALUE
                                                                                   SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--0.7%
Albertson's, Inc.                                                                  75,000                   $ 1,612,500
------------------------------------------------------------------------------------------------------------------------
Kroger Co.(1)                                                                     235,000                     5,331,562
------------------------------------------------------------------------------------------------------------------------
SUPERVALU, Inc.                                                                   912,500                    13,630,469
                                                                                                            ------------
                                                                                                             20,574,531

------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.9%
Fort James Corp.                                                                  600,000                    18,975,000
------------------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                           300,000                     7,781,250
                                                                                                            ------------
                                                                                                             26,756,250

------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.0%
Philip Morris Cos., Inc.                                                       1,580,000                     46,807,500
------------------------------------------------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc.                                             250,000                      8,968,750
------------------------------------------------------------------------------------------------------------------------
UST, Inc.                                                                        200,000                      4,325,000
                                                                                                            ------------
                                                                                                             60,101,250

------------------------------------------------------------------------------------------------------------------------
ENERGY--7.0%
------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES--1.8%
Coastal Corp.                                                                    100,000                      6,887,500
------------------------------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc.                                                 487,500                     18,646,875
------------------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.                                                         60,000                      2,392,500
------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                                           187,500                      6,058,594
------------------------------------------------------------------------------------------------------------------------
Marine Drilling Cos., Inc.(1)                                                     65,000                      1,767,187
------------------------------------------------------------------------------------------------------------------------
Santa Fe International Corp.                                                     290,000                     11,400,625
------------------------------------------------------------------------------------------------------------------------
Tidewater, Inc.                                                                  125,000                      5,046,875
                                                                                                           -------------
                                                                                                             52,200,156

------------------------------------------------------------------------------------------------------------------------
OIL: DOMESTIC--4.8%
Chevron Corp.                                                                    100,000                      8,450,000
------------------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. A                                                              350,000                      8,815,625
------------------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. B                                                              575,000                     15,021,875
------------------------------------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                              200,000                      7,650,000
------------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp.                                                                  75,000                      4,739,062
------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                       905,500                     19,581,438
------------------------------------------------------------------------------------------------------------------------
Tosco Corp.                                                                      245,000                      7,472,500
------------------------------------------------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                                                  281,000                      6,585,938
------------------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                     500,000                     16,687,500
------------------------------------------------------------------------------------------------------------------------
USX-Marathon Group                                                             1,079,800                     29,627,013
------------------------------------------------------------------------------------------------------------------------
Valero Energy Corp.                                                              521,400                     15,707,175
                                                                                                           -------------
                                                                                                            140,338,126

------------------------------------------------------------------------------------------------------------------------
OIL: INTERNATIONAL--0.4%
Royal Dutch Petroleum Co., NY Shares                                             200,000                     12,237,500

                       15 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                            MARKET VALUE
                                                                                  SHARES                      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
FINANCIAL--28.6%
------------------------------------------------------------------------------------------------------------------------
BANKS--14.8%
AmSouth Bancorp                                                                  195,000                    $ 3,558,750
------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                          1,296,537                     69,445,763
------------------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)(3)                                              655,000                     34,346,563
------------------------------------------------------------------------------------------------------------------------
Bank One Corp.(3)                                                                895,000                     31,548,750
------------------------------------------------------------------------------------------------------------------------
Bank United Corp., Cl. A                                                          25,000                      1,125,000
------------------------------------------------------------------------------------------------------------------------
Charter One Financial, Inc.                                                    1,000,000                     23,750,000
------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                          1,027,500                     57,411,563
------------------------------------------------------------------------------------------------------------------------
Commercial Federal Corp.                                                         357,500                      6,457,344
------------------------------------------------------------------------------------------------------------------------
Compass Bancshares, Inc.                                                         150,000                      2,737,500
------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                              1,720,000                     49,772,500
------------------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                                    1,220,000                     52,078,750
------------------------------------------------------------------------------------------------------------------------
KeyCorp                                                                          260,000                      5,248,750
------------------------------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                           725,000                     32,806,250
------------------------------------------------------------------------------------------------------------------------
National City Corp.                                                              271,000                      5,674,063
------------------------------------------------------------------------------------------------------------------------
PNC Financial Services Group                                                     287,500                     16,944,531
------------------------------------------------------------------------------------------------------------------------
Summit Bancorp                                                                   685,500                     18,979,781
------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                             225,000                     11,109,375
------------------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                     200,000                      4,350,000
------------------------------------------------------------------------------------------------------------------------
Union Planters Corp.                                                             329,324                      9,982,634
                                                                                                            ------------
                                                                                                            437,327,867
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--5.7%
Anthracite Capital, Inc.                                                         470,600                      3,529,500
------------------------------------------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                                            210,000                      5,906,250
------------------------------------------------------------------------------------------------------------------------
C.I.T. Group, Inc., Cl. A                                                        317,500                      5,556,250
------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.(3)                                                    82,500                      4,975,781
------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.(3)                                                             2,000,000                    116,750,000
------------------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                    644,732                     30,947,136
                                                                                                            ------------
                                                                                                            167,664,917
------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.9%
ACE Ltd.                                                                          65,000                      2,283,125
------------------------------------------------------------------------------------------------------------------------
Aetna, Inc.                                                                      293,700                     16,428,844
------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                   225,000                      6,539,063
------------------------------------------------------------------------------------------------------------------------
American General Corp.                                                           535,000                     38,954,688
------------------------------------------------------------------------------------------------------------------------
Enhance Financial Services Group, Inc.                                           703,425                     11,078,944
------------------------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                                            375,000                     15,093,750
------------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                              375,000                     17,859,375
------------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                            92,500                      6,376,719
                                                                                                           -------------
                                                                                                            114,614,508

                      16 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                            MARKET VALUE
                                                                                  SHARES                      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--2.8%
Archstone Communities Trust                                                      400,000                    $ 9,850,000
------------------------------------------------------------------------------------------------------------------------
Avalonbay Communities, Inc.                                                      300,000                     13,406,250
------------------------------------------------------------------------------------------------------------------------
Developers Diversified Realty Corp.                                              100,000                      1,450,000
------------------------------------------------------------------------------------------------------------------------
Equity Office Properties Trust                                                   962,945                     27,805,037
------------------------------------------------------------------------------------------------------------------------
Equity Residential Properties Trust                                              375,000                     18,000,000
------------------------------------------------------------------------------------------------------------------------
Reckson Associates Realty Corp.                                                  425,000                     10,332,813
                                                                                                           -------------
                                                                                                             80,844,100

------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOANS--1.4%
Dime Bancorp, Inc.                                                               100,000                      1,837,500
------------------------------------------------------------------------------------------------------------------------
Greenpoint Financial Corp.                                                       460,000                     12,017,500
------------------------------------------------------------------------------------------------------------------------
Greenpoint Financial Corp.(4)                                                     50,000                      1,240,938
------------------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                          785,000                     27,475,000
                                                                                                           -------------
                                                                                                             42,570,938

------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--1.3%
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.3%
Abbott Laboratories                                                               50,000                      2,187,500
------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                     450,000                     24,384,375
------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                         137,500                      7,287,500
------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                   90,000                      5,270,625
                                                                                                           -------------
                                                                                                             39,130,000

------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--4.1%
------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--0.1%
Compaq Computer Corp.                                                             70,000                      2,384,375
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--0.2%
First Data Corp.                                                                 100,000                      4,768,750
------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.9%
Computer Associates International, Inc.                                          100,000                      3,175,000
------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1,3)                                                             270,900                     18,912,206
------------------------------------------------------------------------------------------------------------------------
Unigraphics Solutions, Inc.(1)                                                   215,000                      4,420,938
                                                                                                           -------------
                                                                                                             26,508,144

------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Antec Corp.(1)                                                                   100,000                      3,606,250
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--2.1%
Amkor Technology, Inc.(1)                                                        200,000                      6,825,000
------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.(1)                                                        64,900                      5,601,681
------------------------------------------------------------------------------------------------------------------------
DuPont Photomasks, Inc.(1)                                                        50,000                      3,793,750
------------------------------------------------------------------------------------------------------------------------
Motorola, Inc.(3)                                                                490,800                     17,699,475


                       17 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                                    MARKET VALUE
                                                                                          SHARES                      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS Continued
National Semiconductor Corp.(1)                                                           62,500                $    2,781,250
--------------------------------------------------------------------------------------------------------------------------------
Waters Corp.(1,3)                                                                        300,000                    23,868,750
                                                                                                                ----------------
                                                                                                                    60,569,906

--------------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY--0.7%
Eastman Kodak Co.                                                                        350,000                    21,787,500
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--6.8%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.3%
Florida Progress Corp.                                                                   425,100                    22,052,063
--------------------------------------------------------------------------------------------------------------------------------
PPL Corp.                                                                                150,000                     5,025,000
--------------------------------------------------------------------------------------------------------------------------------
TXU Corp.                                                                                530,000                    18,516,875
--------------------------------------------------------------------------------------------------------------------------------
Unicom Corp.                                                                             475,000                    21,701,563
                                                                                                                ----------------
                                                                                                                    67,295,501

--------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--4.5%
Dynegy, Inc.                                                                           1,250,000                    56,250,000
--------------------------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                              625,000                    53,046,875
--------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                                      387,500                    14,264,844
--------------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                                                170,000                     7,830,625
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   131,392,344
                                                                                                                ----------------
Total Common Stocks (Cost $1,386,027,383)                                                                        1,975,028,980

--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--10.9%
ACE Ltd., 8.25% Cv. Preferred Redeemable Increased Dividend
Equity Securities, Non-Vtg.                                                              165,000                    12,251,250
--------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 5.50% Cv., Series D, Non-Vtg.                             100,000                    11,462,500
--------------------------------------------------------------------------------------------------------------------------------
Alliant Energy Resources, Inc., 7.25% Cv.(5)                                             200,000                    11,400,000
--------------------------------------------------------------------------------------------------------------------------------
Budget Group, Inc.:
6.25% Cum. Cv. Term Income Deferrable Equity Securities, Non-Vtg.(5)                      30,000                       626,250
6.25% Cv. Term Income Deferrable Equity Securities, Non-Vtg.                              95,000                     1,983,125
--------------------------------------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125% Non-Cum.
Exchangeable, Series A, Non-Vtg.                                                          55,000                     1,251,250
--------------------------------------------------------------------------------------------------------------------------------
Carriage Services, Inc., 7% Cv. Term Income Deferrable Equity Securities(4)               25,000                       531,250
--------------------------------------------------------------------------------------------------------------------------------
CMS Energy Trust III, $26.25 Cv. Premium Equity Participating Security Units(1)          200,000                     5,012,500
--------------------------------------------------------------------------------------------------------------------------------
Coastal Corp., 6.625% Cv. Preferred Redeemable Increased Dividend
Equity Securities                                                                        710,300                    27,213,369
--------------------------------------------------------------------------------------------------------------------------------
DECS Trust IV, 7% Cv. Debt Exchangeable for Common Stock of
Maxtor Corp., Non-Vtg.                                                                   250,000                     2,000,000
--------------------------------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Structured Yield Product
Exchangeable for Stock                                                                   425,640                    15,163,425
--------------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv., A Shares, Non-Vtg.                           150,000                     7,500,000
--------------------------------------------------------------------------------------------------------------------------------
Enron Corp., 7% Cv. Exchangeable                                                         125,000                     4,296,875
--------------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Trust Preferred Nts., 12/1/06(4)          5,985,000                     5,970,038


                      18 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                                    MARKET VALUE
                                                                                          SHARES                      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS Continued
--------------------------------------------------------------------------------------------------------------------------------
Georgia-Pacific Corp., 7.50% Cv. Premium Equity Participating
Security Units (each unit consists of a sr. deferrable nt., 8/16/04
and a purchase contract)(6)                                                              110,000                $     3,568,125
--------------------------------------------------------------------------------------------------------------------------------
Global Crossing Ltd., 6.75% Cv.                                                           22,500                      5,501,250
--------------------------------------------------------------------------------------------------------------------------------
Hanover Compressor Co., 7.25% Cv. Term Income Deferrable Equity Securities(5)             40,000                      3,820,000
--------------------------------------------------------------------------------------------------------------------------------
Hercules Trust II, Units (each unit consists of $1,000 principal amount of 6.50% cv. sr. preferred stock and one warrant to purchase
23.1492 shares of common stock)(6)                                                         2,500                      1,379,700
--------------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc.:
6.75% Cum. Cv., Non-Vtg.(5)                                                               37,500                        698,437
6.75% Cum. Cv., Non-Vtg.                                                                  62,500                      1,164,062
--------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
7% Cum. Cv., Non-Vtg.(5)                                                                  40,000                      1,135,000
7% Cv.(5)                                                                                 32,500                        520,000
7% Cv. Jr., Series F, Non-Vtg.                                                            45,000                        720,000
7% Cv., Series E, Non-Vtg.                                                               127,500                      2,534,063
Depositary Shares Representing one one-hundredth 7% Cum. Cv. Jr.,
Series D, Non-Vtg.                                                                        35,000                        993,125
--------------------------------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                                   1,700,000                     13,175,000
--------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 6.75% Cv., Series A                                                       7,500                      3,485,625
--------------------------------------------------------------------------------------------------------------------------------
MediaOne Group, Inc., 7% Cv. Premium Income Exchangeable
Securities for Vodafone Airtouch plc common stock                                        137,500                      5,568,750
--------------------------------------------------------------------------------------------------------------------------------
MetLife Capital Trust I, 8% Cv.                                                          175,000                     13,912,500
--------------------------------------------------------------------------------------------------------------------------------
Monsanto Co., 6.50% Cv. Adjustable Conversion-rate Equity Security                       200,000                     10,037,500
--------------------------------------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase
contract entitling the holder to exchange ExCaps for ordinary shares)(6)                 500,000                     13,312,500
--------------------------------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Quarterly Income Preferred
Securities, Non-Vtg.                                                                     250,000                      9,625,000
--------------------------------------------------------------------------------------------------------------------------------
Nisource, Inc., 7.75% Premium Income Equity Securities, Non-Vtg.                         200,000                      9,325,000
--------------------------------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income Preferred
Securities, Non-Vtg.(5)                                                                  175,000                      2,625,000
--------------------------------------------------------------------------------------------------------------------------------
PLC Capital Trust II, 6.50% Cum. Cv. Preferred Redeemable
Increased Dividend Equity Securities, Non-Vtg.                                            56,500                      2,768,500
--------------------------------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(5)                                                         125,000                     10,578,125
--------------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc., 2% Zero-Premium Exchangeable Sub. Nts.                              98,000                      8,219,750
--------------------------------------------------------------------------------------------------------------------------------
Seagram Co. Ltd. (The), 7.50% Automatic Common
Exchangeable Securities                                                                  125,000                      6,875,000
--------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 6% Cv., Series D                                          50,000                      1,687,500
--------------------------------------------------------------------------------------------------------------------------------
Six Flags, Inc., Cum. Cv. Premium Income Equity Securities                               499,000                     16,155,125
--------------------------------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity
Redeemable Stock, Units (each unit consists of one preferred plus one
warrant to purchase 5.3355 shares of Sovereign Bancorp common stock)(6)                  350,000                     18,615,625
--------------------------------------------------------------------------------------------------------------------------------
St. George Bank, ADR 9% Cv. Structured Yield Product
Exchangeable for Common Stock of St. George Bank (5)                                     114,000                      5,372,250

                      19 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                           SHARES                    MARKET VALUE
                                                                                                                       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
 PREFERRED STOCKS Continued
 TXU Corp., 9.25% Cv. Preferred Redeemable Increased Dividend
 Equity Securities, Non-Vtg.                                                              150,000                $     6,384,375

---------------------------------------------------------------------------------------------------------------------------------
 Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income
 Deferrable Equity Securities, Non-Vtg.                                                   131,400                      5,338,125
---------------------------------------------------------------------------------------------------------------------------------
 United Rental Trust I, 6.50% Cv. Quarterly Income Preferred Securities                   225,000                      7,031,250
---------------------------------------------------------------------------------------------------------------------------------
 Valero Energy Corp., 7.75% Cv. Premium Equity Participating Security                     285,800                      7,466,525
---------------------------------------------------------------------------------------------------------------------------------
 WBK Trust, 10% Cv. Structured Yield Product Exchangeable Stock                           450,000                     14,934,375
                                                                                                                 ----------------
 Total Preferred Stocks (Cost $336,350,314)                                                                          321,188,994

                                                                                            UNITS
---------------------------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Golden State Bancorp, Inc. Wts., Exp. 1/1/01 (Cost $1,316,782)                           390,650                        512,728

                                                                                        PRINCIPAL
                                                                                           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--9.0%
 U.S. Treasury Bonds, STRIPS:
 4.06%, 8/15/22(7)                                                                   $170,000,000                     47,633,320
 6.58%, 2/15/15(7)                                                                    270,000,000                    115,695,000
 7.20%, 8/15/08(7)                                                                    133,000,000                     83,300,960
---------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts., 6.625%, 5/31/02                                                   17,000,000                     17,116,875
                                                                                                                 ----------------
 Total U.S. Government Obligations (Cost $240,914,511)                                                               263,746,155
---------------------------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--1.1%
 Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(5)                                  8,550,000                      8,699,625
---------------------------------------------------------------------------------------------------------------------------------
 New South Wales State Bank Bonds, 9.25%, 2/18/03 [AUD]                                 1,900,000                      1,151,448
---------------------------------------------------------------------------------------------------------------------------------
 Queensland Treasury Corp. Global Exchangeable Gtd. Nts., 8%,
 8/14/01 [AUD]                                                                         33,650,000                     19,698,685
---------------------------------------------------------------------------------------------------------------------------------
 South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]                      14,800,000                      2,060,809
                                                                                                                 ----------------
 Total Foreign Government Obligations (Cost $37,851,248)                                                              31,610,567
---------------------------------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--0.5%
 Shoshone Partners Loan Trust Sr. Nts., 8.461%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
 Manhattan Bank and the Trust)(4,8) (Cost $17,251,201)                                   16,800,000                     13,235,793
---------------------------------------------------------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--6.2%
 AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                              4,000,000                      4,030,000
---------------------------------------------------------------------------------------------------------------------------------
 Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts., Series B, 1/1/09             4,995,000                      4,526,719
---------------------------------------------------------------------------------------------------------------------------------
 Amtran, Inc., 9.625% Nts., 12/15/05                                                    3,000,000                      2,745,000
---------------------------------------------------------------------------------------------------------------------------------
 Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(8)                      5,000,000                      7,196,210
---------------------------------------------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                 2,500,000                      2,087,500
---------------------------------------------------------------------------------------------------------------------------------
 Building Materials Corp. of America, 8% Sr. Unsec. Nts., 12/1/08                       5,000,000                      3,725,000
---------------------------------------------------------------------------------------------------------------------------------
 Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                               2,250,000                      2,272,500


                      20 OPPENHEIMER CAPITAL INCOME FUND

                                                                                           PRINCIPAL                 MARKET VALUE
                                                                                              AMOUNT                   SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
 Charter Communications Holdings LLC/Charter Communications
 Holdings Capital Corp., 8.625% Sr. Unsec. Nts., 4/1/09                              $  3,000,000                $     2,752,500
---------------------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                               2,400,000                      2,358,000
---------------------------------------------------------------------------------------------------------------------------------
 Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                         6,000,000                      6,152,316
---------------------------------------------------------------------------------------------------------------------------------
 Cott Corp., 9.375% Sr. Nts., 7/1/05                                                    6,350,000                      6,207,125
---------------------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                                   3,000,000                      2,742,786
---------------------------------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                     7,000,000                      6,973,750
---------------------------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
 Series B, 3/15/09                                                                      8,000,000                      7,580,000
---------------------------------------------------------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                  1,750,000                      1,321,250
---------------------------------------------------------------------------------------------------------------------------------
 Fairchild Semiconductor International, Inc., 10.375% Sr. Unsec.
 Nts., 10/1/07                                                                          2,500,000                      2,587,500
---------------------------------------------------------------------------------------------------------------------------------
 Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06(4)                     5,000,000                      4,925,000
---------------------------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr. Nts., 12/15/01                                         3,000,000                      3,015,000
---------------------------------------------------------------------------------------------------------------------------------
 Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05                                  2,500,000                      2,525,000
---------------------------------------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                               10,000,000                      9,737,500
---------------------------------------------------------------------------------------------------------------------------------
 Hollinger International Publishing, Inc.:
 8.625% Sr. Unsec. Nts., 3/15/05                                                        4,710,000                      4,757,100
 9.25% Sr. Unsec. Sub. Nts., 2/1/06                                                     4,200,000                      4,242,000
---------------------------------------------------------------------------------------------------------------------------------
 ICN Pharmaceutical, Inc., 9.75% Sr. Nts., 11/15/08(5)                                  2,000,000                      1,977,500
---------------------------------------------------------------------------------------------------------------------------------
 Imax Corp., 7.875% Sr. Nts., 12/1/05                                                   5,000,000                      4,812,500
---------------------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 8.60% Sr. Unsec. Nts., Series B,
 6/1/08                                                                                 3,000,000                      2,490,000
---------------------------------------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                               2,000,000                      2,015,000
---------------------------------------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                        6,000,000                      5,550,000
---------------------------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08                           2,500,000                      2,253,125
---------------------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09                                       4,500,000                      4,106,250
---------------------------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09 [EUR]                                                           2,000,000                      1,710,361
 10% Sr. Nts., 12/15/09                                                                 4,000,000                      3,970,000
---------------------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 9.375% Sr. Unsec. Nts., 11/15/09                          6,000,000                      5,910,000
---------------------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc., 10.75% Sr. Unsec. Nts., 6/1/09                          1,000,000                        972,500
---------------------------------------------------------------------------------------------------------------------------------
 Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                        7,500,000                      7,162,500
---------------------------------------------------------------------------------------------------------------------------------
 NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08                    7,650,000                      7,841,250
---------------------------------------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                       4,000,000                      3,880,000
---------------------------------------------------------------------------------------------------------------------------------
 PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                                   1,700,000                      1,479,000
---------------------------------------------------------------------------------------------------------------------------------
 RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                            4,000,000                      4,620,000
---------------------------------------------------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                                                        1,000,000                      1,022,500
 10.875% Sr. Sub. Nts., 4/1/08                                                          1,000,000                        950,000
---------------------------------------------------------------------------------------------------------------------------------
 Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                                  8,000,000                      8,040,000
---------------------------------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 7.625% Sr. Unsec. Nts., Series B, 6/1/08                                               2,150,000                      2,042,500
 8.625% Sr. Sub. Nts., 1/15/07                                                          2,000,000                      1,980,000


                      21 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                        PRINCIPAL                    MARKET VALUE
                                                                                           AMOUNT                      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                     $  3,000,000                $     2,595,000
---------------------------------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust I, Asset-Backed Securities,
 Series 1993-A, 10.50%, 12/1/11(4)                                                      1,833,979                      1,104,973
---------------------------------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                          8,596,720                      9,327,441
---------------------------------------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                           1,000,000                        934,271
                                                                                                                 ----------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $186,852,531)                                                 183,206,427

---------------------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS AND NOTES--3.9%
 American Tower Corp.:
 5% Cv. Nts., 2/15/10(5)                                                                6,000,000                      5,677,500
 5% Cv. Nts., 2/15/10                                                                   1,500,000                      1,419,375
---------------------------------------------------------------------------------------------------------------------------------
 Amkor Technology, Inc., 5% Cv. Nts., 3/15/07(5)                                       22,500,000                     19,940,625
---------------------------------------------------------------------------------------------------------------------------------
 Cypress Semiconductor Corp., 4% Cv. Unsec. Nts., 2/1/05                                4,000,000                      5,110,000
---------------------------------------------------------------------------------------------------------------------------------
 Inco Ltd.:
 5.75% Cv. Debs., 7/1/04                                                                9,700,000                      8,730,000
 7.75% Cv. Debs., 3/15/16                                                               6,500,000                      5,695,625
---------------------------------------------------------------------------------------------------------------------------------
 Loews Corp., 3.125% Cv. Sub. Nts., 9/15/07                                            10,000,000                      9,100,000
---------------------------------------------------------------------------------------------------------------------------------
 LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 2/15/05                                     12,500,000                     10,875,000
---------------------------------------------------------------------------------------------------------------------------------
 Mutual Risk Management Ltd., Zero Coupon Exchangeable Sub.
 Debs., 5.25%, 10/30/15(5,7)                                                           19,500,000                      9,871,875
---------------------------------------------------------------------------------------------------------------------------------
 Network Associates, Inc., Zero Coupon Cv. Unsec. Sub. Debs.,
 3.94%, 2/13/18(7)                                                                     25,000,000                      9,843,750
---------------------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10(5)                            7,500,000                      7,509,375
---------------------------------------------------------------------------------------------------------------------------------
 Photronics, Inc., 6% Cv. Sub. Nts., 6/1/04                                            10,000,000                     11,575,000
---------------------------------------------------------------------------------------------------------------------------------
 Rite Aid Corp., 5.25% Cv. Sub. Nts., 9/15/02                                          12,500,000                      5,656,250
---------------------------------------------------------------------------------------------------------------------------------
 Valhi, Inc., Zero Coupon Cv. Sr. Sec. Liquid Yield Option Nts.,
 7.14%, 10/20/07(7)                                                                     3,500,000                      2,778,125
                                                                                                                 ----------------
 Total Convertible Corporate Bonds and Notes (Cost $112,809,971)                                                     113,782,500

---------------------------------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS--0.6%
 Bank of America NA, Lucent Technologies, Inc.
 Market Indexed Linked Nts., 6%, 2/9/02                                                 5,000,000                      3,991,000
---------------------------------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch), Carnival Corp.
 Equity Linked Nts., 7%, 7/17/02(4)                                                     8,526,994                      8,228,549
---------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc. Medium-Term Stock-Linked Nts., Series B, 7%, 7/8/02
 (Linked to the performance of the common stock of The Gap, Inc.)                       7,500,000                      5,475,000
                                                                                                                 ----------------
 Total Structured Instruments (Cost $20,999,794)                                                                      17,694,549

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $2,340,373,735)                                           99.3%                 2,920,006,693
---------------------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                              0.7                     21,005,323
                                                                                          ---------------------------------------
 NET ASSETS                                                                                 100.0%               $ 2,941,012,016
                                                                                          =======================================

                      22 OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD    Australian Dollar
EUR    Euro
ZAR    South African Rand

1. Non-income-producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2000, amounts to $8,156,250. Transactions during the period in which the issuer was an affiliate are as follows:

                                                              SHARES                                           SHARES
                                                          AUGUST 31,       GROSS          GROSS            AUGUST 31,
                                                                1999   ADDITIONS     REDUCTIONS                  2000
---------------------------------------------------------------------------------------------------------------------
 CSK Auto Corp.                                              750,000     750,000             --             1,500,000

3. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:

                                           CONTRACTS      EXPIRATION    EXERCISE        PREMIUM          MARKET VALUE
                                     SUBJECT TO CALL            DATE       PRICE       RECEIVED            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
 Bank One Corp.                                  100        10/23/00         $38     $    6,675            $    8,750
 Bank One Corp.                                  500        11/20/00          35        103,184               121,875
 Bank One Corp.                                1,750        11/20/00          38        233,709               218,750
 Bank One Corp.                                1,150        11/20/00          40        101,909                64,688
 Bank of New York Co., Inc. (The)                775        10/23/00          55        141,110               145,313
 Bank of New York Co., Inc. (The)                150         1/22/01          50         90,797               105,000
 Bank of New York Co., Inc. (The)                150         1/22/01          55         61,423                61,875
 Bank of New York Co., Inc. (The)              1,225         1/22/01          60        238,351               222,031
 Capital One Financial Corp.                     250         9/18/00          60         97,997                75,000
 Capital One Financial Corp.                     350        10/23/00          65         97,074               102,813
 Citigroup, Inc.                                 150        10/23/00          64         22,050                17,456
 Motorola, Inc.                                  450        10/23/00          45         80,524                19,687
 Waters Corp.                                    700         9/18/00          65        633,304             1,303,750
 Waters Corp.                                  1,050        11/20/00          63      1,172,800             2,008,125
 Waters Corp.                                    850        11/20/00          60        968,634             1,944,375
 Waters Corp.                                    400        11/20/00          65        390,643               690,000
                                                                                      -------------------------------
                                                                                      4,440,184             7,109,488
                                                                                      -------------------------------

                                           CONTRACTS
                                      SUBJECT TO PUT
---------------------------------------------------------------------------------------------------------------------
 Microsoft Corp.                                 291        10/23/00          85        475,623               436,500
                                                                                     --------------------------------
                                                                                     $4,915,807            $7,545,988
                                                                                     ================================

4. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $90,451,562 or 3.08% of the Fund's net assets as of August 31, 2000.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Represents the current interest rate for a variable or increasing rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      23 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES   August 31, 2000

=================================================================================================================================
 ASSETS

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $2,307,685,551)                                                                    $ 2,911,850,443
 Affiliated companies (cost $32,688,184)                                                                               8,156,250
                                                                                                                 ----------------
                                                                                                                   2,920,006,693

---------------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                                  5,120,154
---------------------------------------------------------------------------------------------------------------------------------
 Cash used for collateral on Microsoft Corp. written puts                                                             17,262,770
---------------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                                                                               12,850,906
 Shares of beneficial interest sold                                                                                      638,012
 Investments sold                                                                                                        559,568
 Other                                                                                                                   444,847
                                                                                                                 ----------------
 Total assets                                                                                                      2,956,882,950

=================================================================================================================================
 LIABILITIES
 Options written, at value (premiums received $4,915,807)--see accompanying statement                                  7,545,988
---------------------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                                                4,455,117
 Distribution and service plan fees                                                                                    1,153,372
 Investments purchased                                                                                                 1,101,525
 Transfer and shareholder servicing agent fees                                                                           714,567
 Trustees' compensation                                                                                                   42,489
 Other                                                                                                                   857,876
                                                                                                                 ----------------
 Total liabilities                                                                                                    15,870,934
                                                                                                                 ----------------
 NET ASSETS                                                                                                      $ 2,941,012,016
                                                                                                                 ================

=================================================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                                                 $ 2,239,086,938
 Undistributed net investment income                                                                                  23,286,164
---------------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign currency transactions                                      101,639,755
---------------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                                                            576,999,159
                                                                                                                 ----------------
 NET ASSETS                                                                                                      $ 2,941,012,016
                                                                                                                 ================

=================================================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $2,395,444,343
 and 186,044,479 shares of beneficial interest outstanding)                                                               $12.88
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                          $13.67
---------------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $472,221,589
 and 37,002,203 shares of beneficial interest outstanding)                                                                $12.76
---------------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,346,084
 and 5,749,222 shares of beneficial interest outstanding)                                                                 $12.76

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      24 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

=================================================================================================================================
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $38,064)                                                         $    82,829,752
---------------------------------------------------------------------------------------------------------------------------------
 Interest                                                                                                             64,767,791
                                                                                                                 ----------------
 Total income                                                                                                        147,597,543
=================================================================================================================================
 EXPENSES
 Management fees                                                                                                      16,447,234
---------------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                               5,799,373
 Class B                                                                                                               5,476,726
 Class C                                                                                                                 851,214
---------------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                         3,647,076
---------------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                             197,040
---------------------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                                   58,682
---------------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                                 1,613,018
                                                                                                                 ----------------
 Total expenses                                                                                                       34,090,363
 Less expenses paid indirectly                                                                                           (21,672)
                                                                                                                 ----------------
 Net expenses                                                                                                         34,068,691

=================================================================================================================================
 NET INVESTMENT INCOME                                                                                               113,528,852

---------------------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                                               171,656,212
 Closing and expiration of option contracts written                                                                    3,196,541
 Foreign currency transactions                                                                                        (1,226,472)
                                                                                                                 ----------------
 Net realized gain                                                                                                   173,626,281

---------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments                                                                                                        (129,441,814)
 Translation of assets and liabilities denominated in foreign currencies                                                (837,481)
                                                                                                                 ----------------
 Net change                                                                                                         (130,279,295)
                                                                                                                 ----------------
 Net realized and unrealized gain                                                                                     43,346,986

=================================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $  156,875,838
                                                                                                                 ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      25 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


YEAR ENDED AUGUST 31,                                                                        2000                        1999
=================================================================================================================================
 OPERATIONS
 Net investment income                                                              $ 113,528,852                $   134,128,244
---------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                    173,626,281                    338,994,470
---------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                               (130,279,295)                   (68,883,491)
                                                                                    ---------------------------------------------
 Net increase in net assets resulting from operations                                 156,875,838                    404,239,223

=================================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                                              (98,446,434)                  (106,190,111)
 Class B                                                                              (17,009,478)                   (19,189,145)
 Class C                                                                               (2,657,808)                    (3,049,848)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                             (220,897,327)                  (245,592,889)
 Class B                                                                              (51,201,679)                   (57,343,807)
 Class C                                                                               (8,187,175)                    (8,928,939)
=================================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                             (348,332,169)                    60,856,819
 Class B                                                                             (198,760,762)                    96,317,221
 Class C                                                                              (37,298,949)                    26,567,442
=================================================================================================================================
 NET ASSETS
 Total increase (decrease)                                                           (825,915,943)                   147,685,966
---------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                3,766,927,959                  3,619,241,993
                                                                                   ----------------------------------------------
 End of period (including undistributed net investment
 income of $23,286,164 and $27,856,168, respectively)                              $2,941,012,016                $ 3,766,927,959
                                                                                   ==============================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      26 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

                                                                                                   YEAR         YEAR
                                                                                                  ENDED        ENDED
                                                                                             AUGUST 31,     JUNE 30,
 CLASS A                                             2000      1999       1998       1997       1996(1)         1996
=========================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $13.63    $13.75     $14.12     $11.36        $11.39       $10.25
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .49       .51        .50        .47           .09          .50
 Net realized and unrealized gain (loss)              .32      1.03        .41       3.17          (.12)        1.36
                                          -------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                .81      1.54        .91       3.64          (.03)        1.86
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.49)     (.49)      (.49)      (.48)           --         (.48)
 Distributions from net realized gain               (1.07)    (1.17)      (.79)      (.40)           --         (.24)
                                          -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (1.56)    (1.66)     (1.28)      (.88)           --         (.72)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $12.88    $13.63     $13.75     $14.12        $11.36       $11.39
                                          ===============================================================================

=========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                 7.24%    11.03%      6.17%     33.39%        (0.26)%      18.61%
=========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)           $2,395    $2,927     $2,889     $2,722        $2,110       $2,141
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                  $2,503    $3,156     $3,072     $2,446        $2,109       $2,054
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                               3.78%   3.51%        3.47%      3.97%        3.28%         4.51%
 Expenses                                            0.93%   0.89%        0.87%(4)   0.88%(4)     0.94%(4)      0.89%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               37%     40%          18%       24%           14%           43%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      27 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                                   YEAR         YEAR
                                                                                                  ENDED        ENDED
                                                                                             AUGUST 31,     JUNE 30,
 CLASS B                                             2000      1999       1998       1997       1996(1)         1996
=========================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period             $13.51    $13.63     $14.01     $11.29         $11.33       $10.21
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .38       .39        .39        .37            .07          .41
 Net realized and unrealized gain (loss)             .32      1.03        .40       3.13           (.11)        1.35
                                          -------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                               .70      1.42        .79       3.50           (.04)        1.76
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.38)     (.37)      (.38)      (.38)            --         (.40)
 Distributions from net realized gain              (1.07)    (1.17)      (.79)      (.40)            --         (.24)
                                          -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (1.45)    (1.54)     (1.17)      (.78)            --         (.64)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $12.76    $13.51     $13.63     $14.01         $11.29       $11.33
                                          ===============================================================================

=========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                6.34%    10.22%      5.32%     32.17%         (0.35)%      17.58%

=========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in millions)            $472      $721       $635       $431           $260         $252
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                   $546      $749       $575       $344           $255         $208

 Ratios to average net assets:(3)
 Net investment income                              3.01%     2.71%      2.68%      3.16%          2.48%        3.68%
 Expenses                                           1.70%     1.69%      1.67%(4)   1.69%(4)       1.76%(4)     1.72%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              37%       40%        18%        24%            14%          43%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      28 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                 YEAR         YEAR
                                                                                                 ENDED        ENDED
                                                                                             AUGUST 31,     JUNE 30,
 CLASS C                                             2000      1999       1998       1997       1996(1)         1996(2)
=========================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $13.50   $13.63      $14.02     $11.30        $11.35       $10.76

-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .38      .39         .39        .40           .07          .28
 Net realized and unrealized gain (loss)              .32     1.02         .40       3.12          (.12)         .88
                                          -------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                .70     1.41         .79       3.52          (.05)        1.16
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.37)    (.38)       (.39)      (.40)           --         (.33)
 Distributions from net realized gain               (1.07)   (1.16)       (.79)      (.40)           --         (.24)
                                          -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (1.44)   (1.54)      (1.18)      (.80)           --         (.57)

-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $12.76   $13.50      $13.63     $14.02        $11.30       $11.35
                                          ===============================================================================

=========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 6.40%   10.15%       5.30%     32.31%        (0.44)%      10.50%

=========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)              $73     $119         $95        $48            $7           $6
 Average net assets (in millions)                     $85     $120         $77        $25            $7           $3

 Ratios to average net assets:(4)
 Net investment income                               3.01%    2.70%       2.68%      3.15%         2.55%        3.53%
 Expenses                                            1.70%    1.69%       1.67%(5)   1.69%(5)      1.79%(5)     1.81%(5)

-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               37%      40%         18%        24%           14%          43%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      29 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

       The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------

STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of August 31, 2000, the market value of these securities comprised 0.6% of the Fund's net assets and resulted in unrealized losses at August 31, 2000, of $3,305,245. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

-------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                      30 OPPENHEIMER CAPITAL INCOME FUND

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

       The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $21,166,020, an increase in undistributed net investment income of $14,864, and a decrease in accumulated net realized gain on investments of $21,180,884. This reclassification includes $21,183,778 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

                      31 OPPENHEIMER CAPITAL INCOME FUND

NOTE TO FINANCIALS STATEMENTS Continued
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES   Continued

EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED    AUGUST 31, 2000    YEAR ENDED AUGUST 31, 1999
                            SHARES          AMOUNT         SHARES         AMOUNT
---------------------------------------  ----------------------------------------------------------------------------------------
 CLASS A
 Sold                       19,575,634    $241,088,319     21,887,567   $314,043,113
 Dividends and/or
 distributions reinvested   25,370,714     299,536,203     23,478,035    330,924,974
 Redeemed                  (73,658,611)   (888,956,691)   (40,770,834)  (584,111,268)
                           ---------------------------------------------------------
 Net increase (decrease)   (28,712,263)  $(348,332,169)     4,594,768   $ 60,856,819
                           =========================================================
---------------------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                        5,302,692     $64,844,082     13,221,669   $188,310,904
 Dividends and/or
 distributions reinvested    5,572,573      65,132,048      5,207,911     72,839,456
 Redeemed                  (27,234,627)   (328,736,892)   (11,626,909)  (164,833,139)
                           ---------------------------------------------------------
 Net increase (decrease)   (16,359,362)  $(198,760,762)     6,802,671    $96,317,221
                           =========================================================
 --------------------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                        1,053,764   $  13,049,521      4,107,119  $  58,508,668
 Dividends and/or
 distributions reinvested      882,449      10,315,715        831,248     11,618,577
 Redeemed                   (5,023,386)    (60,664,185)    (3,071,848)   (43,559,803)
                           ---------------------------------------------------------
 Net increase (decrease)    (3,087,173)   $(37,298,949)     1,866,519    $26,567,442
                           =========================================================


                      32 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $1,100,751,266 and $1,617,683,897, respectively.

 As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,343,658,869 was:

         Gross unrealized appreciation  $  776,073,339
         Gross unrealized depreciation    (202,366,691)
                                        --------------
         Net unrealized appreciation    $  573,706,648
                                        ==============

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 0.52%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated:

                       AGGREGATE        CLASS A   COMMISSIONS      COMMISSIONS        COMMISSIONS
                       FRONT-END      FRONT-END    ON CLASS A       ON CLASS B         ON CLASS C
                   SALES CHARGES  SALES CHARGES        SHARES           SHARES             SHARES
                      ON CLASS A    RETAINED BY   ADVANCED BY      ADVANCED BY        ADVANCED BY
 YEAR ENDED               SHARES    DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)     DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------------------------
 August 31, 2000      $2,190,051       $631,452     $300,262       $1,621,384            $96,086

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    CLASS A                     CLASS B                          CLASS C
                        CONTINGENT DEFERRED         CONTINGENT DEFERRED              CONTINGENT DEFERRED
                              SALES CHARGES               SALES CHARGES                     SALES CHARGES
YEAR ENDED          RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------------------------
 August 31, 2000               $58,792                   $1,429,980                         $20,807


                      33 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES   Continued

 The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $5,799,373 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $394,479 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                      DISTRIBUTOR'S  DISTRIBUTOR'S
                                                          AGGREGATE   UNREIMBURSED
                                                       UNREIMBURSED  EXPENSES AS %
                        TOTAL PAYMENTS AMOUNT RETAINED     EXPENSES  OF NET ASSETS
                            UNDER PLAN BY DISTRIBUTOR    UNDER PLAN       OF CLASS
-------------------------------------------------------------------------------------
 Class B Plan               $5,476,726    $4,309,078    $12,531,453          2.65%
 Class C Plan                  851,214       250,604      1,555,535          2.12





                      34 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

 The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments, where applicable.

================================================================================
 6. OPTION ACTIVITY

 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

    Securities designated to cover outstanding call options are noted in the Statement of Investments, where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.



                      35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 6. OPTION ACTIVITY   Continued

    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended August 31, 2000, was as follows:

                                        CALL OPTIONS                   PUT OPTIONS
                          ---------------------------    ---------------------------
                             NUMBER OF     AMOUNT OF      NUMBER OF      AMOUNT OF
                               OPTIONS      PREMIUMS        OPTIONS       PREMIUMS
---------------------------------------------------------------------------------------------------------------------------------
 Options outstanding as of
 August 31, 1999                    --  $         --            250    $   286,740
 Options written                33,500    21,786,707         22,799     12,146,748
 Options closed or expired     (22,800)  (17,106,126)       (20,049)    (7,199,158)
 Options exercised                (700)     (240,397)        (2,709)    (4,758,707)
                               ---------------------------------------------------

 Options outstanding as of
 August 31, 2000                10,000   $ 4,440,184            291      $ 475,623
                               ===================================================

--------------------------------------------------------------------------------
 7. ILLIQUID OR RESTRICTED SECURITIES

 As of August 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 2000, was $35,236,541, which represents 1.20% of the Fund's net assets, of which $1,240,938 is considered restricted. Information concerning restricted securities is as follows:

                                                                                     VALUATION
                                                                                PER UNIT AS OF
 SECURITY                             ACQUISITION DATE       COST PER UNIT     AUGUST 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
 STOCKS & WARRANTS
 Greenpoint Financial Corp.                    3/12/99              $30.00              $24.82


                       36 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
 8. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended August 31, 2000.
                       37 OPPENHEIMER CAPITAL INCOME FUND

INDEPENDENT AUDITORS' REPORT
================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CAPITAL INCOME FUND:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the two-month period ended August 31, 1996, and the one year ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the two-month period ended August 31, 1996, and the one year ended June 30, 1996, in conformity with accounting principles generally accepted in the United States of America.


 DELOITTE & TOUCHE LLP


 Denver, Colorado
 September 22, 2000

                       38 OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
================================================================================

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Dividends and distributions of $1.1932, $1.1622 and $1.1609 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 9, 1999, of which $1.0419 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the fiscal year ended August 31, 2000, which are not designated as capital gain distributions, should be multiplied by 65.83% to arrive at the net amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       39 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

================================================================================
OFFICERS AND TRUSTEES      James C. Swain, Trustee and Chairman of the Board
                           Bridget A. Macaskill, Trustee and President
                           William L. Armstrong, Trustee
                           Robert G. Avis, Trustee
                           George C. Bowen, Trustee
                           Edward L. Cameron, Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           John P. Doney, Vice President
                           Michael S. Levine, Vice President
                           Andrew J. Donohue, Vice President and Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary



================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

================================================================================

 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

================================================================================

 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT

================================================================================

 CUSTODIAN OF              The Bank of New York
 PORTFOLIO SECURITIES

================================================================================

 INDEPENDENT AUDITORS      Deloitte & Touche LLP

================================================================================

 LEGAL COUNSEL             Myer, Swanson, Adams & Wolf, P.C.

                           For more complete information about Oppenheimer Capital Income Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at WWW.OPPENHEIMERFUNDS.COM.

                           SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                           OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.

                           (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.



                       40 OPPENHEIMER CAPITAL INCOME FUND

INFORMATION AND SERVICES
-------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

-------------------------------------------------------------------------------
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24-hr access to account information and transactions(1)

WWW.OPPENHEIMERFUNDS.COM
-------------------------------------------------------------------------------
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Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

1.800.525.7048
-------------------------------------------------------------------------------
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Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

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-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
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economy and issues that may affect your investments

1.800.835.3104
-------------------------------------------------------------------------------
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OppenheimerFunds Services

P.O. BOX 5270, DENVER, CO 80217-5270
--------------------------------------------------------------------------------

TICKER SYMBOLS           Class A: OPPEX         Class B: OPEBX         Class C: OPECX


1. At times this website may be inaccessible or its transaction feature may be unavailable.

                                                [OPPENHEIMER FUNDS LOGO]

[RA0300.001.0800 October 30, 2000